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                         [LETTERHEAD OF ALLISON ENGINE COMPANY]




November 14, 1997

National Airmotive Corporation
7200 Earhart Road
Oakland International Airport
Oakland, California  94621

Attention:    Raj Sharma, Chief Operating Officer

Subject:      Allison T56/501 Authorized Maintenance Center (AMC) Agreement

Dear Raj:

The following message has been transmitted by facsimile transmission then express mailed (two original copies) to all Allison Engine Company T56/501 Authorized Maintenance Centers (AMCs).

Your current T56/501 Aircraft Engine Authorized Maintenance Center Agreement automatically terminates December 31, 1997. In order for Allison to present a "draft" of the new Agreement and Policy Manual for your review and to allow you a minimum of thirty days for consideration and discussion, Allison is offering a ninety-day extension of the current AMC Agreement. This will extend the current T56/501 Agreement through March 31, 1998.

If this extension offer is acceptable, please countersign this letter in the space below and return it to me on or before December 5, 1997. If this extension is not acceptable, your Allison T56/501 Aircraft Engine Authorized Maintenance Center Agreement will automatically terminate on December 31, 1997.

An attachment to this letter details the plan for implementation of the new agreement.

If you have any questions, please do not hesitate to contact me.

Best regards,

ALLISON ENGINE COMPANY                    CONCURRENCE:

                                          /s/ Larry Johnson
/s/ Mark McCormick, Manager               ----------------------------------
--------------------------                Name
M.S. McCormick, Manager                   Vice President
T56/501/AE AMC/FMC Administration         ----------------------------------
                                          Title
Attachment                                National Airmotive Corporation
                                          ----------------------------------
                                          Authorized Maintenance Center